                                                                   EXHIBIT 10.19

WHEN RECORDED, RETURN TO:

Hughes & Luce, L.L.P.
1717 Main Street, Suite 2800
Dallas, Texas  75201
Attn: Larry A. Makel, Esq.

A POWER OF SALE HAS BEEN GRANTED IN THE MORTGAGE (AS HEREIN DEFINED) RELATED TO
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THIS AMENDMENT (AS HEREIN DEFINED).  A POWER OF SALE MAY ALLOW THE TRUSTEE OR
-----------------------------------------------------------------------------
THE BENEFICIARY TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO
---------------------------------------------------------------------------
COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE GRANTOR UNDER THE MORTGAGE.
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               FIRST AMENDMENT TO MORTGAGE, SECURITY AGREEMENT,
               ------------------------------------------------
                  FINANCING STATEMENT AND ASSIGNMENT OF RENTS
                  -------------------------------------------
                                  [OKLAHOMA]

STATE OF OKLAHOMA        (S)
                         (S)    KNOW ALL MEN BY THESE PRESENTS:
                                ------------------------------
COUNTY OF TULSA          (S)


     THIS FIRST AMENDMENT TO MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF RENTS (this "Amendment") is executed on October ___, 1995, to
                               ---------
be effective as of October 16, 1995, by LOWRANCE ELECTRONICS, INC., a Delaware corporation ("Grantor"), with its principal place of business at 12000 East
              -------
Skelly Drive, Tulsa, Oklahoma 74128 for the benefit of SHAWMUT CAPITAL CORPORATION, a Connecticut corporation, ("Beneficiary"), successor by assignment
                                          -----------
to Barclays Business Credit, Inc., with offices at 2711 Haskell Avenue, Suite 2100, LB 21, Dallas, Texas 75204.

                                   RECITALS

     A. Grantor previously executed that certain Mortgage, Security Agreement, Financing Statement and Assignment of Rents dated December 15, 1993 and recorded at Book 5575, Page 1068 of the real property records of Tulsa County, Oklahoma (as heretofore amended, the "Mortgage"), pursuant to which Grantor granted to
                             --------
Beneficiary various liens and security interests on, among other things, the real property described on Exhibit A attached hereto and incorporated herein by
                           ---------
reference, and all attachments, fixtures and other property located thereon or related thereto (collectively, the "Property"). Such liens secured repayment of
                                    --------
the indebtedness owing from Grantor, Lowrance Contracts, Inc. ("Lowrance
                                                                --------
Contracts"), LEI Extras, Inc. ("LEI") and Lowrance Australia Pty Limited
---------                       ---
("Lowrance Australia") (Grantor, Lowrance Contracts, LEI and Lowrance Australia
  ------------------
are individually and collectively referred to
herein as "Original Borrowers") to Beneficiary, including, but not limited to,
           ------------------
the indebtedness incurred pursuant to that certain Loan and Security Agreement dated December 15, 1993, executed by Original Borrowers and Beneficiary (the "Original Loan Agreement") (the "Secured Indebtedness").
 -----------------------         --------------------

     B. Original Borrowers and Beneficiary desire to (i) amend the Original Loan Agreement pursuant to the terms and conditions of that certain First Amendment to Loan and Security Agreement dated as of the date hereof by and among Original Borrowers, Sea Electronics, Inc. ("Sea Electronics") (Original
                                                  ---------------
Borrowers and Sea Electronics are individually and collectively referred to herein as "Borrowers") and Grantor (the "First Amendment") (the Original Loan
           ---------                     ---------------
Agreement, as amended by the First Amendment, and as otherwise amended, modified and revised from time to time is herein, the "Loan Agreement") (the Loan
                                              --------------
Agreement and all contracts, instruments, documents and agreements related thereto and/or executed in connection therewith are collectively referred to herein as the "Loan Documents") to (a) re-advance to Borrower a portion of the
               --------------
Term Loan that was previously repaid to Beneficiary and (b) include Sea Electronics as a borrower under the Loan Agreement, and (ii) preserve, maintain and carry forward all of the liens and security interests previously granted to Beneficiary in the Mortgage and the other contracts, instruments, documents and agreements executed in connection therewith, such that such liens and security interests will apply to all indebtedness incurred by Grantor under the First Amendment.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     1.01 Unless otherwise defined herein, capitalized terms shall have the meaning ascribed to them in the Mortgage.

                                  ARTICLE II
                                  AMENDMENTS
                                  ----------

     2.01  AMENDMENT TO DEFINITIONS.  Section 1.1 of the Mortgage is hereby
                                      -----------
amended by deleting the definitions of "Loan Agreement" and "Term Note" therefrom and substituting the following definitions therefor, as applicable:

          "`Loan Agreement' means the Loan and Security Agreement among Grantor,
            --------------
     LEI Extras, Inc., Lowrance Contracts, Inc., Lowrance Australia Pty Limited and Beneficiary dated December 15, 1993, as the same has been amended by the First Amendment Agreement and as otherwise renewed, extended, amended, modified and restated from time to time."

          "`Term Note' means that certain Amended and Restated Secured
            ---------
     Promissory Note dated as of October 16, 1995, in the original principal amount of $3,500,000, executed by Borrower and payable to the order of Beneficiary, any and all renewals, modifications, increases and extensions of such note, and any and all notes executed in substitution for such note."


     2.02  INCLUSION OF DEFINITIONS.  Section 1.1 of the Mortgage is hereby
                                      -----------
amended by inserting the following definitions therein in alphabetical order:

     "First Amendment Agreement means that certain First Amendment to Loan and
      -------------------------
     Security Agreement dated as of October 16, 1995, by and between Beneficiary and Borrower."

     "`Revolving Credit Loans' is defined in the Loan Agreement."
       ----------------------

                                  ARTICLE III
                                   NO WAIVER
                                   ---------

     3.01 Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Beneficiary of any covenant or provision of the Mortgage, the Loan Agreement, this Amendment, or of any other contract or instrument between Grantor and Beneficiary, and Beneficiary's failure at any time or times hereafter to require strict performance by Grantor of any provision thereof shall not waive, affect or diminish any right of Beneficiary to thereafter demand strict compliance therewith. Beneficiary hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Grantor and Beneficiary.

                                  ARTICLE IV
                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
                 ---------------------------------------------

     4.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Mortgage, the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Mortgage, the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Grantor and Beneficiary agree that the Mortgage, as amended hereby, the Loan Agreement and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.02 REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to Beneficiary that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Grantor and will not violate the Certificate of Incorporation or Bylaws of Grantor; (b) the representations and warranties contained in the Mortgage, as amended hereby, the Loan Agreement and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Mortgage, as amended hereby, the Loan Agreement or any other Loan Document has occurred and is continuing, unless such Default or Event or Default has been specifically waived in writing by Beneficiary; and (d) Grantor is in full compliance with all covenants and agreements contained in the Mortgage, as amended hereby, the Loan Agreement and the other Loan Documents, as amended hereby.

                                   ARTICLE V
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     5.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Mortgage, the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the payment in full of the Secured Indebtedness and the termination of Lender's obligation to make Revolving Credit Loans (as defined in the Loan Agreement) under the Loan Agreement for a period of four (4) years beyond the date of such payment in full and termination, and no investigation by Beneficiary or any closing shall affect the representations and warranties or the right of Beneficiary to rely upon them.

     5.02 REFERENCE TO LOAN AGREEMENT. Each of the Mortgage, the Loan Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Mortgage, as amended hereby, the Loan Agreement or any other Loan Document are hereby amended so that any reference in the Mortgage, the Loan Agreement or the other Loan Documents to the Mortgage shall mean a reference to the Mortgage as amended hereby.

     5.03 EXPENSES OF BENEFICIARY. As provided in the Loan Agreement, Grantor agrees to pay on demand all costs and expenses incurred by Beneficiary in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents to be executed in connection herewith and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Beneficiary's legal counsel, and all costs and expenses incurred by Beneficiary in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Beneficiary's legal counsel.

     5.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Beneficiary and Grantor and their respective successors and assigns, except Grantor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Beneficiary.

     5.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     5.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Beneficiary to or for any breach of or deviation from any covenant or condition by Grantor shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     5.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.09 GOVERNING LAWS. THE SECURED INDEBTEDNESS HAS BEEN CREATED PURSUANT TO THE LOAN AGREEMENT WHICH WAS EXECUTED AND DELIVERED IN THE STATE OF TEXAS; IT BEING THE EXPRESS INTENT AND AGREEMENT OF GRANTOR AND BENEFICIARY THAT THE SECURED INDEBTEDNESS BE CONSTRUED AND GOVERNED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. NOTWITHSTANDING SUCH INTENTION AND AGREEMENT THAT THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE SECURED INDEBTEDNESS, GRANTOR AND THE BENEFICIARY EXPRESSLY COVENANT AND AGREE THAT THE LAWS OF THE STATE WHERE ANY PORTION OF THE MORTGAGED PROPERTY IS LOCATED SHALL APPLY TO ENFORCEMENT OF THE POWER OF SALE AND THE OTHER RIGHTS AND REMEDIES CREATED THE MORTGAGE WHICH ARE GIVEN AGAINST SUCH PART OF THE MORTGAGED PROPERTY WHICH CONSISTS OF REAL PROPERTY LOCATED WITHIN SUCH STATE, AND THAT THE UNIFORM COMMERCIAL CODE SHALL APPLY TO THE RIGHTS AND REMEDIES CREATED THE MORTGAGE WHICH ARE GIVEN AGAINST SUCH PART OF THE MORTGAGED PROPERTY WHICH CONSISTS OF PERSONAL PROPERTY. THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS, UNLESS OTHERWISE SPECIFIED THEREIN.

     5.10 FINAL AGREEMENT. THE MORTGAGE, AS AMENDED HEREBY, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.
THE MORTGAGE, AS AMENDED HEREBY, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY GRANTOR AND BENEFICIARY.

     5.11 RELEASE. GRANTOR HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "SECURED INDEBTEDNESS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM BENEFICIARY. GRANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES BENEFICIARY, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE GRANTOR MAY NOW OR HEREAFTER HAVE AGAINST BENEFICIARY, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

     Executed and effective as of the dates indicated above.

                                       GRANTOR:

                                       LOWRANCE ELECTRONICS, INC.


                                       By:   /s/ Darrell J. Lowrance
                                             ---------------------------------
                                             Darrell J. Lowrance, President


                                       SHAWMUT CAPITAL CORPORATION



                                       By:   /s/ Hance VanBeber
                                             ---------------------------------
                                             Hance VanBeber, Vice President

EXHIBIT:
--------
A - Property Description

THE STATE OF OKLAHOMA         (S)
                              (S)
COUNTY OF TULSA               (S)


     This instrument was acknowledged before me on October ___, 1995, by Darrell
J. Lowrance, the President of Lowrance Electronics, Inc., a Delaware corporation, on behalf of said corporation.


                                       /s/ Janice E. Dorsey
                                       ---------------------------------
                                       Notary Public in and for said
                                       County and State

                                       JANICE E. DORSEY
                                       ---------------------------------
                                       Notary's Printed Name

My Commission Expires:
Sept. 5, 1999
----------------------


THE STATE OF TEXAS            (S)
             -----
                              (S)
COUNTY OF DALLAS              (S)
          ------

     This instrument was acknowledged before me on October 13 , 1995, by Hance
                                                           --
VanBeber, Vice President of Shawmut Capital Corporation, a Connecticut corporation, on behalf of said corporation.


                                       /s/ Celia Wood
                                       ---------------------------------
                                       Notary Public in and for said
                                       County and State

                                       CELIA WOOD
                                       ---------------------------------
                                       Notary's Printed Name

My Commission Expires:
5/8/97
----------------------

                                   EXHIBIT A
                                   ---------

                             PROPERTY DESCRIPTION


                                (See attached)

TRACT 1:
THE WEST HALF (W/2) OF LOT THIRTY-FIVE (35), PLAINVIEW HEIGHTS ADDITION, AN ADDITION TO THE CITY OF TULSA, TULSA COUNTY, STATE OF OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.

TRACT 2:
THE NORTH EIGHTY (80) FEET OF THE EAST HALF (E/2) OF LOT THIRTY-FIVE (35), PLAINVIEW HEIGHTS ADDITION, AN ADDITION TO THE CITY OF TULSA, TULSA COUNTY, STATE OF OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.

TRACT 3:
THE SOUTH EIGHTY AND ONE HALF (80.5) FEET OF THE EAST HALF (E/2) OF LOT THIRTY-FIVE (35), PLAINVIEW HEIGHTS ADDITION, AN ADDITION TO THE CITY OF TULSA, TULSA COUNTY, STATE OF OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.

TRACT 4:
ALL OF LOT THIRTY-SIX (36) AND THE WEST 489.0 FEET OF LOT THIRTY-SEVEN (37), PLAINVIEW HEIGHTS ADDITION, AN ADDITION TO THE CITY OF TULSA, TULSA COUNTY, STATE OF OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.

TRACT 5:
THE EAST ONE HUNDRED FIFTY (150) FEET OF LOT THIRTY-SEVEN (37), PLAINVIEW HEIGHTS ADDITION, AN ADDITION TO THE CITY OF TULSA, TULSA COUNTY, STATE OF OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.

TRACT 6:
THE NORTH SIXTY-FIVE (65) FEET OF THE WEST ONE HUNDRED FIFTY-FIVE (155) FEET OF THE EAST ONE HUNDRED SIXTY (160) FEET OF LOT THIRTY-EIGHT (38), IN PLAINVIEW HEIGHTS ADDITION, AN ADDITION TO THE CITY OF TULSA, TULSA COUNTY, STATE OF OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.

TRACT 7:
THE WEST 139.5 FEET OF THE EAST 299.5 FEET OF THE SOUTH HALF (S/2) OF LOT THIRTY-NINE (39) AND THE WEST 139.5 FEET OF THE EAST 299.5 FEET OF THE NORTH
140.5 FEET OF LOT THIRTY-EIGHT (38), IN PLAINVIEW HEIGHTS ADDITION, AN ADDITION TO THE CITY OF TULSA, TULSA COUNTY, STATE OF OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.

TRACT 8:
THE EAST ONE HUNDRED SIXTY (160) FEET OF THE SOUTH HALF (S/2) OF LOT THIRTY-NINE
(39), PLAINVIEW HEIGHTS ADDITION, AN ADDITION TO THE CITY OF TULSA, TULSA COUNTY, STATE OF OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.

TRACT 9:
THE WEST HALF (W/2) OF THE NORTH HALF (N/2) OF LOT THIRTY-NINE (39). PLAINVIEW HEIGHTS ADDITION, AN ADDITION TO THE CITY OF TULSA, TULSA COUNTY, STATE OF OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.

TRACT 10:
LOT THREE (3), BLOCK ONE (1), LESS THE SOUTH FIFTY (50) FEET THEREOF, AND LESS A STRIP, PIECE OR PARCEL OF LAND LYING IN PART OF LOT 3, BLOCK 1, LOWRANCE SQUARE ADDITION TO THE CITY OF TULSA IN TULSA COUNTY, OKLAHOMA. SAID PARCEL OF LAND BEING DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT A POINT ON THE PRESENT EASTERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY NO. 44, A DISTANCE OF
142.42 FEET NORTHEASTERLY OF THE POINT WHERE SAID RIGHT-OF-WAY LINE INTERSECTS THE SOUTH LINE OF SAID LOT 3, THENCE NORTHEASTERLY ALONG SAID RIGHT-OF-WAY LINE OF SAID LOT 3 A DISTANCE OF 100.00 FEET, THENCE S 41 DEGREES 30' 16" W A DISTANCE OF 99.42 FEET TO POINT OF BEGINNING. ALSO: BEGINNING AT A POINT ON THE PRESENT EASTERLY RIGHT-OF-WAY LINE OF INTERSTATE HIGHWAY NO. 44 AND THE WEST LINE OF SAID LOT 3, A DISTANCE OF 432.87 FEET EAST OF AND 449.92 FEET NORTH OF THE SW CORNER OF SAID LOT 3, THENCE NORTHEASTERLY ALONG SAID RIGHT-OF-WAY AND LOT LINE A DISTANCE OF 15.00 FEET TO A JOG IN SAID RIGHT-OF-WAY AND LOT LINE, THENCE SOUTHEASTERLY ALONG SAID JOG A DISTANCE OF 40.00 FEET, THENCE S 47 DEGREES 39' 49" W A DISTANCE OF 15.00 FEET, THENCE N 42 DEGREES 20' 11" W A DISTANCE OF 40.00 FEET TO A POINT OF BEGINNING, CONTAINING IN BOTH PARCELS 0.02 ACRES, MORE OR LESS, LOWRANCE SQUARE, A RESUBDIVISION OF MORGAN SQUARE AND PART OF THE SE/4 OF THE SW/4 OF SECTION 5, T-19-N, R-14-E, TULSA COUNTY, STATE OF OKLAHOMA, ACCORDING TO THE RECORDED PLAT NO. 3031.

TRACT 11:
LOT ONE (1), BLOCK ONE (1), ELEVEN TRADE CENTER, AN ADDITION TO THE CITY OF TULSA, TULSA COUNTY, STATE OF OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.